                                                                   EXHIBIT 10.18

                               LETTER OF INTENT
                               ----------------

Date:          June 16, 1997
Place:         Kunming, China
Companies      US Company:
                         PRIMECALL, INC.
                         1520 Eastlake Ave East, Second Floor, Seattle, WA 98102 USA
               China Companies:
                         NETLINK INTERNATIONAL INC.
                         No. 46 Sanlitun, Chaoyang District, Beijing 100027 Peoples Republic of China

                         KUNMING DAYU BIOLOGICAL ENGINEERING CO. LTD.
                         R406 4/th/ Floor A Building of Skycity Garden
                         257 Nanba Lu Rd of Double Dragon Bridge, Kunming,
                         650034
                         Peoples Republic of China

By and among the above listed companies:

This letter (the "Letter of Intent") confirms the tentative agreement of Primecall, Inc. and China Companies to proceed to evaluate the proposed transaction described below (the "Transaction"). This Letter of Intent represents only our current good faith intention to proceed to evaluate the Transaction, subject to a more complete review of a definitive agreement in a form acceptable to both parties. It is not, and is not intended to be, a binding agreement between us, and none of us shall have any liability to the other if we fail to execute a definitive agreement for any reason. Statements below as to what either party will do, or agrees to do, or the like, are so expressed for convenience only, and are understood in all instances to be subject to our mutual continued willingness to proceed with any transaction as our negotiations take place.

1.   Project and Market
     ------------------

Development of a four (4) year exclusive relationship in China where Primecall grants to the above China Companies the right to market its International Callback services and such right to be based on performance conditions to be identified.

Construct parameters for future additions to the agreement to provide additional communications services to the China market as identified in Netlink International Inc's Business License description of scope of business. [See attached business license registration no. 10002369-9(4-2)]

Primecall, Inc. to provide favorable rates to the cooperate relationship to market International Callback services in China.

2.   Cooperation of Joint Relationship
     ---------------------------------

Refine the organizational relationship between Primecall and China Companies to perform the business in China. (See exhibit A)

Both parties agree that time is of the essence and shall proceed to research and deliver information to each other on the legal structure of the cooperate relationship, banking and payments, taxation and other relevant items to move the relationship forward to a successful agreement.

3.   Financial Relationship
     ----------------------

Develop a suitable financial relationship that encompasses:

          (a) Securing customer deposits and payments via direct bank transfer of funds.

          (b)  Securing payments from China companies to Primecall, Inc.

          (c) Providing a one time payment requirement of US$500,000.00. necessary to obtain approval through the National Ministry of Public Security in order to sell communications services in China by the cooperate relationship. A schedule of payments shall be worked out to pay the deposit from profits of the new cooperate relationship.

          (d) Primecall, Inc. must negotiate a satisfactory compensation for the liaison and individuals or company that make the cooperate relationship possible.

AGREED BY:


/s/ Alan Chin                                                    6/16/97
-------------------------------------------                 --------------------
Alan Chin, Senior Vice President and Co-founder             Date
PRIMECALL, INC.


/s/ Zhang Yu                                                     17/6/97
-------------------------------------------                 --------------------
Zhang Yu, President                                         Date
NETLINK INTERNATIONAL, INC.


/s/ Yuan Hua                                                     6/16/97
-------------------------------------------                 --------------------
Yuan Hua, President                                         Date
KUNMING DAYU BIOLOGICAL ENGINEERING CO., LTD.

                                  EXHIBIT "A"

                            COOPERATE RELATIONSHIP
                            ----------------------



                             [GRAPH APPEARS HERE]




          ----------------------       100%       ----------------------
                                 --------------
                  NEWCO                                   NEWCO
            (outside of China)         100%          (inside of China)
                                 --------------
          ----------------------                  ----------------------

-------------------------------------       ------------------------------------

------       ---------    -----------       ------       ---------    ----------
 DAYU         NETLINK      PRIMECALL         DAYU         NETLINK      PRIMECALL
 30%            30%           40%            30%            30%           40%
------       ---------    -----------       ------       ---------    ----------